UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

1895 Bancorp of Wisconsin, Inc.

(Exact Name of Registrant as Specified in Charter)

Federal	001-38778	83-3078306
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7001 West Edgerton Avenue, Greenfield, Wisconsin		53220
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 421-8200

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BCOW	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 11, 2021, 1895 Bancorp of Wisconsin, Inc., a Maryland corporation (the “Company”), 1895 Bancorp of Wisconsin, Inc., a federal corporation (“Old 1895 Bancorp”), PyraMax Bank, FSB and 1895 Bancorp of Wisconsin, MHC (the “MHC”) entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”). KBW will assist the Company in selling the shares of the Company’s common stock on a best efforts basis in the Company’s subscription and community offerings in connection with the MHC’s pending conversion from the mutual holding company to the stock holding company form of organization.

KBW will receive a fee of 1.0% of the aggregate purchase price of all shares of common stock sold by the Company in the subscription offering and a fee of 1.5% of the aggregate purchase price of all shares of common stock sold by the Company in the community offering, subject to a minimum fee of $315,000. No fee will be payable to KBW with respect to shares purchased by the Company’s officers, directors, or employees, or shares purchased by the Company’s employee benefit plans. In the event that shares of the Company’s common stock remain available for sale after the completion of the subscription and community offerings and a syndicated offering is conducted, the Company will pay fees of 6% of the aggregate purchase price of all shares of common stock sold in the syndicated offering to KBW.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-254135) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 11, 2021.

The foregoing description of the terms of the Agency Agreement is not complete and is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated May 11, 2021, by and among the Company, Old 1895 Bancorp, PyraMax Bank, FSB and the MHC and KBW (exhibits omitted)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

1895 BANCORP OF WISCONSIN, INC.

DATE: May 12, 2021	By:	/s/ Richard B. Hurd
Richard B. Hurd
Chief Executive Officer